CAPITAL WORLD GROWTH AND INCOME FUND, INC.
                              333 South Hope Street
                         Los Angeles, California 90071,
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $110,389
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,784
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,501
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,825
------------------ --------------------------------
------------------ --------------------------------
Total              $115,499
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $371
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $47
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $77
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $16
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $4
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $6
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $116
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $133
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $42
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $692
------------------ --------------------------------
------------------ --------------------------------
Total              $1,504
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1691
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1665
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2439
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2405
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1568
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1590
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2132
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2518
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1887
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2218
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2507
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2782
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            451,675
------------------ ----------------------------------
------------------ ----------------------------------
Class B            12,482
------------------ ----------------------------------
------------------ ----------------------------------
Class C            11,196
------------------ ----------------------------------
------------------ ----------------------------------
Class F            9,534
------------------ ----------------------------------
------------------ ----------------------------------
Total              484,887
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,019
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        406
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        653
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        109
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        34
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          62
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,112
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,106
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          234
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,771
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,506
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $23.97
----------------------- -------------------------
----------------------- -------------------------
Class B                 $23.87
----------------------- -------------------------
----------------------- -------------------------
Class C                 $23.82
----------------------- -------------------------
----------------------- -------------------------
Class F                 $23.94
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $23.94
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $23.89
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $23.89
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $23.92
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $23.94
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $23.88
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $23.85
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $23.91
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $23.96
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $23.98
----------------------- -------------------------